SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

Fedders Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8831	22-2572390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Martinsville Road

Liberty Corner, New Jersey 07938-0813
(Address of Principal Executive Offices and Zip Code)

(908) 604-8686

(Registrant’s telephone number, including area code)

Item 5.	Other Events

      On February 17, 2004, Fedders Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

      (c) The following are filed as Exhibits:

Exhibit
Number	Description

99.1	Press Release, dated February 17, 2004.
99.2	Excerpt from the preliminary Confidential Offering Circular, dated February 17, 2004.

Item 9.	Regulation FD Disclosure

      On February 17, 2004, the Company disclosed certain information in a preliminary Confidential Offering Circular (the “Offering Circular”) relating to a proposed offering of senior subordinated notes by Fedders North America, Inc., a wholly owned subsidiary of the Company. Certain information disclosed in the Offering Circular is attached hereto as exhibit 99.2 and incorporated herein by reference.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION

By:	/s/ KENT E. HANSEN

Kent E. Hansen
Executive Vice President and Secretary

Dated: February 17, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 17, 2004.
99.2	Excerpt from the preliminary Confidential Offering Circular, dated February 17, 2004.